Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (1) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	12
2. AMENDMENT/MODIFICATION NO. P00019		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. ASP341573	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

SIGA TECHNOLOGIES, INC. 1385150

Attn: DANIEL J. LUCKSHIRE

SIGA TECHNOLOGIES, INC.         31, EA

31, EAST 62ND STREET

NEW YORK NY 10065

		(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13)
CODE 1385150	FACILITY CODE		09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     ☐ is extended.  ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) 2025.Q99BS25.25106	Net Increase:	$13,172,832.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.           THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.)    SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 43.103(a) Modification by mutual agreement of the parties.
E. IMPORTANT:	Contractor	☒ is not ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

UEI: VJRNRTSL22K4

The purpose of this modification is to provide supplemental funding to CLIN0001 for pediatric formulation development, update Article B.2 Base period, Article G.2. Contracting officer’s Representative, and section J - List of Attachments, Attachment 2, statement of Work dated May 20, 2025. The total obligated amount is increased by $13,172,832 from [***] from [***].

All other terms and conditions remain unchanged.

OTA: N

Discount Terms: HHS NET 30P

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Daniel Luckshire, CFO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) AUDREY A. GLOVER
15B. CONTRACTOR/OFFEROR /s/ Daniel Luckshire (Signature of person authorized to sign)	15C. DATE SIGNED 6/3/2025	16B. UNITED STATES OF AMERICA /s/ Audrey A. Glover (Signature of Contracting Officer)	16C. DATE SIGNED 6/3/2025
Previous edition unusable	STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HHSO100201800019C/P00019	2	12
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Appr. Yr.: 2025 CAN: Q99BS25 Object Class: 25106 Period of Performance: [***] Add Item 22 as follows:
22	ASPR-25-01019 CLIN0001 (Base) Late-stage development activities toward FDA approval for parenteral (IV) antiviral Period of Performance: [***] Obligated Amount: $13,172,832.00				13,172,832.00
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

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Section B – Supplies or Services and Prices/Costs

Article B.2 Base Period is deleted and replaced as follows:

Base Period Cost Reimbursement CLIN
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001 Base	[***]	Late-stage development activities toward FDA approval for parenteral (IV) antiviral	[***]	[***]	[***]
Total (CLIN0001)			[***]	[***]	[***]

Base Period Fixed CLINs
Item	Period of Performance	Supplies/Services	Unit (# of Doses or Dose Equivalents)	Unit Price ($)	Total ($)
0002 Base	[***]	Initial purchase and delivery of nonparenteral (oral) formulated antiviral as the final drug product (FDP) to SNS	[***]	[***]	[***]
0003 Base	[***]	Initial procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	[***]	[***]	[***]
0004 Base	[***]	Fill/finish of final drug product (from bulk drug substance procured under CLIN0003)	[***]	[***]	[***]
0005 Base	[***]	Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003) *Monthly rate TC = [***]	[***]	[***]	[***]

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0006 Base	[***]	Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0003 and Process Validation lot manufactured under CLIN0001)	[***]	[***]	[***]
Total (CLINs 0002-0006)					[***]

Optional Cost Reimbursement CLINs
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0007 (Option Funded)	[***]	Phase IV post- marketing commitments (nonparenteral (oral) formulation) including [***]	[***]	[***]	$14,612,790 (Funded)
0008 (Option Funded)	[***]	Phase IV Post Marketing commitments (parenteral (IV) formulation)) including [***]	[***]	[***]	$3,586,806 (Funded)

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 5/ 12

Total (CLINs 0007-0008)	[***]	[***]	[***]

Optional Fixed CLINs
Item	Period of Performance	Supplies/Services	Treatment Courses (# of Product)	Unit Price ($)	Total ($)
0009A (Option Funded)	[***]

Procurement of raw materials used in the manufacturing of unmicronized API in sufficient quantity to support the production of [***] courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.

			363,070 (raw material)	[***]	$11,255,170 (Funded)
0009B (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009C (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009D (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,024 (raw material)	[***]	$33,765,696 (Funded)

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 6/ 12

0010 (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0011 (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0012 (Option Funded)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to SNS	363,072	[***]	$112,552,320 (Funded)
0013 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000 (Funded)
0014 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 7/ 12

0015 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0013)	32,000	[***]	$15,360,000 (Funded)
0016 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0017 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0013)	32,000	[***]	[***]
0018 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000 (Funded)
0019 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 8/ 12

0020 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product from bulk drug substance procured under CLIN0018)	32,000	[***]	$15,360,000 (Funded)
0021 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0022 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0018).	32,000	[***]	[***] (Funded)
0023 (Funded Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000
0024 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC = [***]	32,000	[***]	[***]

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 9/ 12

0025 (Funded Option)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0023)	32,000	[***]	$15,360,000
0026 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC: [***]	32,000	[***]	[***]
0027 (Funded Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0023).	32,000	[***]	[***]
Total (CLINs 0009A – 0027)					[***]
Total Contract Value					[***]
Total Funded					[***]

Article G.2 CONTRACTING OFFICER’S REPRESENTATIVE

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

Primary Contracting Officer’s Representative (COR)

Lu Xi

Contracting Officer’s Representative

Center for the Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

Email: [***]

Phone: [***]

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 10/ 12

Alternate Contracting Officer’s Representative (ACOR)

Claiborne Hughes

Alternate Contracting Officer’s Representative (ACOR)

Center for the Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

Email: [***]

Phone: [***]

The COR is responsible for:

a.    Monitoring the Contractor’s technical progress, including the surveillance and assessment of performance, and recommending to the Contracting Officer changes in requirements.

b.    Assisting the Contracting Officer in interpreting the statement of work and any other technical performance requirements.

c.    Performing technical evaluation as required.

d.    Performing technical inspections and assisting the Contracting Officer in acceptance of deliverables required by this contract.

e.    Assisting in the resolution of technical problems encountered during performance.

f.    The Government may unilaterally change its COR designation(s).

Section J – List of Attachments, Attachment 2, Statement of Work is deleted and replaced as follows:

Contract HHSO100201800019C
Modification 0019
Statement of Work
Dated May 20, 2025

The scope of this proposal includes the following activities:

1.

CLIN0001 (Funded Base): IV formulation process validation, pediatric formulation development to NDA, pediatric formulation packaging development, pediatric formulation clinical study formulation development, pediatric formulation pharmacokinetic clinical study conduct, regulatory support through pediatric formulation NDA, environmental studies, DDI phosphate binder study conduct, establish BDS CMO backup, labor, material procurement

1.1.	CLIN0001 (Contract mod 0018): Tech transfer of previously completed GMP manufacturing to new facility, material procurement, engineering, and process validation batches, regulatory, labor, shipping of final deliverable to SNS
Deliverable: Process validation batches
1.2.	CLIN0001 (This contract mod): Completion of remaining CMC, Clinical, and Regulatory tasks in support of NDA filing for the Pediatric Oral Suspension formulation, including manufacture of process validation batches, clinical study conduct, application submission to FDA, labor, and shipping of the process validation batches to the SNS
Deliverable: NDA filing and process validation batches
2.	CLIN0002 (Funded Base): Immediate delivery of [***] treatment courses of oral formulation
3.	CLIN0003 (Funded Base):
Procurement of [***] treatment courses of BDS for the manufacturing of IV TPOXX}
4.	CLIN0004 (Funded Base): Fill/finish of final drug product (from bulk drug substance procured under CLIN0003)
5.	CLIN0005 (Funded Base): Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003)

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 11/ 12

6.	CLIN0006 (Funded Base): Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0003 and Process Validation lot manufactured under CLIN0001)
7.

CLIN0007 (Funded Option): Emergency use support for non-smallpox disease, susceptibility studies, oral TPOXX field study set-up and close-out, pharmacokinetic study in subjects weighing more than 120 kg, pediatric formulation SAD study conduct; oral post-marketing commitment responses, oral TPOXX life cycle management and support for oral TPOXX FDA requests, labor

7.1	CLIN 0007 (Contract mod 003): Pediatric formulation pharmacokinetic clinical study protocol, pharmacokinetic study in subjects weighing more than 120 kg protocol, pediatric formulation SAD Study protocol and start-up, start-up pediatric formulation development, labor
8.	CLIN0008 (Funded Option): Phase 4 IV TPOXX Post Marketing Commitments, IV TPOXX life cycle management and support for IV TPOXX FDA requests, labor
9.

CLIN0009A (Funded Option): Procurement of raw materials used in the manufacturing of unmicronized API in sufficient quantity to support the production of 363,070 treatment courses of oral antiviral for SNS

10.	CLIN0009B (Funded Option): Additional procurement of 121,023 treatment courses of oral antiviral as FDP and delivery to the SNS
11.	CLIN0009C (Funded Option): Additional procurement of 121,023 treatment courses of oral antiviral as FDP and delivery to the SNS
12.	CLIN0009D (Funded Option): Additional procurement of 121,023 treatment courses of oral antiviral as FDP and delivery to the SNS
13.	CLIN0010 (Funded Option): Procurement and delivery of up to 363,070 treatment courses of oral TPOXX to SNS
14.	CLIN0012 (Funded Option): Procurement and delivery of up to 363,072 treatment courses of oral TPOXX to SNS
15.	CLIN0013 (Funded Option): Procurement of 32,000 treatment courses of IV formulated antiviral as BDS
16.	CLIN0014 (Option): Storage of 32,000 treatment courses of IV formulated antiviral BDS in VMI for 5 years
17.	CLIN0015 (Funded Option): Manufacture/fill/package/stability of 32,000 treatment courses of IV TPOXX from BDS procured under CLIN0013
18.	CLIN0016 (Option): Storage of 32,000 treatment courses of IV TPOXX FDP in VMI for 5 years
19.	CLIN0017 (Funded Option): Delivery of 32,000 treatment courses of IV FDP to SNS
20.	CLIN0018 (Funded Option): Procurement of 32,000 treatment courses of IV formulated antiviral as BDS
21.	CLIN0019 (Option): Storage of 32,000 treatment courses of IV formulated antiviral BDS in VMI for 5 years
22.	CLIN0020 (Funded Option): Manufacture/fill/package/stability of 32,000 treatment courses of IV TPOXX from BDS procured under CLIN0018
23.	CLIN0021 (Option): Storage of 32,000 treatment courses of IV TPOXX FDP in VMI for 5 years
24.	CLIN0022 (Funded Option): Delivery of 32,000 treatment courses of IV FDP to SNS
25.	CLIN0023 (Funded Option): Procurement of 32,000 treatment courses of IV formulated antiviral as BDS
26.	CLIN0024 (Option): Storage of 32,000 treatment courses of IV formulated antiviral BDS in VMI for 5 years
27.	CLIN0025 (Funded Option): Manufacture/fill/package/stability of 32,000 treatment courses of IV TPOXX from BDS procured under CLIN0024
28.	CLIN0026 (Option): Storage of 32,000 treatment courses of IV TPOXX FDP in VMI for 5 years
29.	CLIN0027 (Funded Option): Delivery of 32,000 treatment courses of IV FDP to SNS

The objectives of this modification are:

1)    To manufacture three GMP Process Validation Batches at commercial scale and initiate a 60-month stability protocol.

2)    To complete all clinical requirements in support of a New Drug Application.

3)    To file a New Drug Application with the FDA for product approval.

The final deliverable is:

1)    Completion of three GMP Process Validation Batches at commercial scale available for transfer to the SNS or other storage facility (long-term storage costs are not included in this modification).

Detailed Breakdown of the activities funded under CLIN 0001 in this modification:

1.	Material Procurement

a.    Tecovirimat (active pharmaceutical ingredient)

Contract No. HHSO100201800019C Modification P00019	Supplemental Pages Block 14	Page 12/ 12

b.    Dosing syringes

2.	Process Validation

a.    Process validation protocol/report

b.    Cleaning qualification protocol/report

c.    Hold time studies

d.    Mix time studies

e.    Fill uniformity studies

f.    Container closure extractable and leachable compound evaluation

g.    Enteral device(s)/tubing compatibility studies

h.    Sample and materials shipping

3.	Packaging Validation
4.	Clinical
5.	Regulatory Filing
6.	Audits
7.	Product transport (all stages)
8.	Consultant support
9.	SIGA labor

All other terms and conditions of this contract remain unchanged and in full force and effect.

END OF MODIFICATION P00019 to HHSO100201800019C